                                                                    EXHIBIT 10.1

                             AGREEMENT AND CONSENT
                           COMPROMISE AND SETTLEMENT

    This Agreement is executed as of the 21st day of March, 1996, by and between DUAL DRILLING COMPANY ("DUAL") and the undersigned ("Employee").

                                  WITNESSETH:

    WHEREAS,  Employee is employed  by DUAL pursuant  to an Employment Agreement
dated and effective  as of                        (as  amended, the  "Employment
Agreement"), which sets forth, among other things, certain valuable rights of Employee as an executive officer employed by DUAL; and

    WHEREAS, Employee is the holder of options to purchase shares of Common Stock of DUAL issued pursuant to the DUAL DRILLING COMPANY 1993 Long-Term Incentive Plan (the "1993 Plan") and evidenced by one or more substantially identical Non-Qualified Stock Option Agreements (as amended, the "Option Agreement"); and

    WHEREAS, Employee has been granted a  restricted stock award under the  1993
Plan with respect to       shares of Common Stock (the "Restricted Stock"); and

    WHEREAS, Employee is a participant in the DUAL DRILLING COMPANY Supplemental Executive Retirement Plan (the "SERP"), the DUAL DRILLING COMPANY Benefit
Restoration Plan (the "BERP"), the DUAL DRILLING COMPANY Long-Term Team Incentive Program ("ETIP/MTIP") and the DUAL Special Performance Unit Plan (the "SPUP"), pursuant to which Employee is entitled to the benefits described therein upon the occurrence of certain events; and

    WHEREAS, the terms of Section 6.13 of the proposed Agreement and Plan of Merger among ENSCO International Incorporated, ("Acquiror") DDC Acquisition Company and DUAL (the "Merger Agreement") require, among other things, that DUAL terminate the Employment Agreement, terminate the SERP, terminate the BERP and cause the SPUP to be amended to limit the aggregate benefits payable thereunder to the covered participants (together, the "Requested Changes"), each of which changes Employee has asserted materially and adversely affects the value of the benefits payable to Employee thereunder; and

    WHEREAS, DUAL desires to obtain the consent of the Employee to the Requested Changes and in consideration thereof has offered to make certain payments to the Employee in compromise and settlement of Employee's asserted damages, as set forth more particularly in this Agreement;

    NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein, the parties agree as follows:

        1. DUAL agrees to pay to Employee, and Employee agrees to accept, cash in the amount set forth on Annex A to this Agreement in consideration of Employee's agreement to terminate Employee's rights under the Employment Agreement and the ETIP/MTIP. Such payment shall be made by DUAL to Employee at the Closing contemplated by the Merger Agreement in the form of a cashier's or certified check delivered by DUAL to Employee. The payment required by this Section 1 is being made to Employee as a settlement of Employee's damages arising from the termination of the Employment Agreement and not as compensation for any services previously rendered or to be rendered to DUAL by Employee. Upon termination of the Employment Agreement, Employee will be considered an at will employee of DUAL whose employment, and the terms of such employment, may be terminated or modified at any time thereafter by DUAL in

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
    accordance with DUAL's employment policies in effect from time to time; provided that Employee shall not be entitled to any severance or termination benefits applicable to at will Employees of DUAL, other than statutory COBRA rights.

        2. DUAL agrees that the cash payment to be made in satisfaction of Employee's rights under the 1993 Plan and Option Agreement as contemplated by Section 2.04 of the Merger Agreement as attached hereto as Annex B shall be delivered to Employee at the Closing under the Merger Agreement by delivery to Employee of a cashier's or certified check.

        3. DUAL agrees that the certificates evidencing the net number of shares of Restricted Stock awarded to Employee under the 1993 Plan as set forth on Annex A shall be delivered to Employee at the closing under the Merger Agreement.

        4. DUAL agrees to pay to Employee, and Employee agrees to accept in full satisfaction of Employee's rights under the SERP, the amount set forth on Annex A to this Agreement by delivery to Employee of a cashier's or certified check. Such payment shall be made as soon as practicable after January 1, 1997.

        5. DUAL agrees to pay to Employee, and Employee agrees to accept in full satisfaction of Employee's rights under the BERP, the balance of Employee's account maintained under the BERP representing Employee's contribution to the BERP, the earnings retained therein accrued through the date of closing, and the matching contributions by DUAL by delivery to Employee of a cashier's or certified check. Such payment shall be made within ninety (90) days after the closing under the Merger Agreement in order to allow determination of 1996 earnings accruals.

        6. DUAL agrees to pay to Employee, and Employee agrees to accept in full satisfaction of Employee's rights under the SPUP, the amount set forth on Annex A to this Agreement by delivery to Employee at the Closing under the Merger Agreement of a cashier's or certified check. Employee has agreed to accept such payment with respect to the SPUP as a settlement and compromise of benefits which Employee has asserted would otherwise be payable to Employee pursuant to the DUAL DRILLING COMPANY 1996 Annual Incentive Plan (the "AIP").

        7. Employee acknowledges and agrees that DUAL will withhold from the cash amounts paid pursuant to Sections 1, 2, 4, 5, and 6 above employment and federal income taxes at regular rates which are required to be withheld under applicable tax laws, which amounts, in the case of the payments described in Sections 1, 4, and 6 are set forth on Annex A. Employee acknowledges and agrees that DUAL may withhold from the issuance of share certificates with respect to the Restricted Stock awards described in
    Section 3 in satisfaction of employment and federal income tax withholding obligations the number of shares set forth on Annex A.

        8. This Agreement is entered into between Employee and DUAL as a compromise and settlement of certain contested claims by Employee to the payment of benefits by DUAL under the plans and agreements described herein and as a compromise and settlement of Employee's damages from the Company's determination to terminate the Employment Agreement and to modify certain of the plans described herein. Nothing set forth in this Agreement will be deemed an admission of the truth or accuracy of any fact or assertion set forth herein by any party to this Agreement.

        9. Employee, for himself, his beneficiaries, heirs and assigns, in consideration of, and effective only upon receipt of each of the payments specified in this Agreement, (a) consents to the Requested Changes, as described on Annex B to this Agreement; (b) agrees to and does release and forever discharge Acquiror and DUAL, their respective Affiliates, successors and assigns, including Acquiror and its related entities, and the officers, directors, employees and agents of DUAL, their affiliates, successors and assigns, including those of Acquiror and its related entities, from and against any and all liability and obligations arising from or in any way related to the Employee's respective rights under the Employment Agreement, the 1993 Plan, the Option Agreement, the Restricted Stock, the SERP, the BERP, the ETIP/MTIP, the AIP and the SPUP

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
    and any and all claims for injunctive relief, attorneys' fees or compensatory and punitive damages for: any violation of Article 8307c of Vernon's Annotated Texas Code; any violation of the Texas Labor Code, including, but not limited to, Section451.001 ET SEQ. (Vernon 1994); any violation of the Texas Insurance Code, including, but not limited to 21.21 ET SEQ.; any and all claims arising under any state and/or federal statute or common law, arising from any actions of DUAL or Acquiror, or from any relationship between Employee and DUAL or Acquiror; physical injuries; mental anguish; physical pain and suffering; wrongful discharge; any rights Employee may have under Title VII of the Civil Rights Acto of 1964, 42 U.S.C. Section2000e ET SEQ., the Age Discrimination in Employment Act, 29 SectionU.S.C. 621 ET SEQ., the Americans with Disabilities Act of 1990, 42 U.S.C. Section12101 ET SEQ., the Family and Medical Leave Act of 1993, 29 U.S.C. Section2612, ET SEQ., the Employee Retirement Income Security Act of 1974, 29 U.S.C. Section1001 ET SEQ., the Texas Commission on Human Rights Act, Texas Labor Code Section21.001, ET SEQ.; sexual harassment; sex discrimination; race discrimination; national origin discrimination; religious discrimination; disability; incapacity; failure to pay proper wage, minimum wage and/or overtime wages; loss of wages; loss of earning capacity; loss of job security; defamation; libel; slander; humiliation; employment discrimination; physical impairment and/or disfigurement; loss of consortium, harm to reputation; medical expenses, damage to personal property; negligence; gross negligence; invasion of privacy; intentional infliction of emotional distress; negligent infliction of emotional distress; loss or diminution of career advancement; loss of dignity; breach of contract; and any and all claims arising under any other federal, state or local statute, law, ordinance, regulation or order prohibiting employment discrimination, any such claim under the laws of tort, wrongful discharge or breach of contract, breach of agreement, or any other claim or cause of action whatsoever, whether known or unknown, arising from any action(s) of DUAL or Acquiror, occurring prior to or through the date of this Agreement; and (c) agrees that such payments are in full and complete settlement of his rights, and the obligations of DUAL and Acquiror, if any, under said agreements and plans.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                          DUAL DRILLING COMPANY

                                          By:
                                          --------------------------------------

                                          EMPLOYEE:

                                          --------------------------------------

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
                           ANNEX A -- [EMPLOYEE NAME]

       1.  Payment due upon termination of Employment Agreement:
                    Regarding Salary:
                                                                              ---------------------
                    ETIP/MTIP:
                                                                              ---------------------
                    Accrued vacation*:
                                                                              ---------------------
                    Less: FICA withholding*:
                                                                              ---------------------
                    Less: FIT withholding:
                                                                              ---------------------
                    Net payment:
                                                                              ---------------------

       2.  Number of shares of Restricted Stock to be delivered:
                                                                              ---------------------
                    Less: shares withheld:
                                                                              ---------------------
                    Net shares deliverable:
                                                                              ---------------------

       3.  Amount payable with respect to SERP:
                    Less: FICA withholding*:
                                                                              ---------------------
                    Less: FIT withholding:
                                                                              ---------------------
                    Net payment:
                                                                              ---------------------

       4.  Amount payable with respect to SPUP:
                                                                              ---------------------
                    Less: FICA withholding*:
                                                                              ---------------------
                    Less: FIT withholding:
                                                                              ---------------------
                    Net payment:
                                                                              ---------------------

       5.  BERP Account Balance at 12/31/95:
                                                                              ---------------------

- ------------------------
* Assumes May 15, 1996 closing date. Subject to adjustment to actual closing date.

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
                            SCHEDULE TO EXHIBIT 10.1

    The Agreement and Consent Compromise and Settlement contracts between DUAL DRILLING COMPANY and the persons listed below are omitted because they are substantially identical in all material respects to Exhibit 10.1. Set forth below and attached to this schedule are the material differences between the omitted contracts and the form of contract filed as Exhibit 10.1, which correspond to the categories set forth on Annex A to such form.

NAME                                                                    TERMS
- -------------------------  -----------------------------------------------------------------------------------------------
L. H. Dick Robertson              1.  Regarding Salary: $1,080,000.00
                                  2.  Number of shares of Restricted Stock to be delivered: 9,000
                                  3.  Amount payable with respect to SERP: $1,527,227.00
                                  4.  Amount payable with respect to SPUP: $469,972.00
                                  5.  BERP Account Balance at 12/31/95: $152,067.43

Dudley M. Haralson                1.  Regarding Salary: $600,000.00
                                  2.  Number of shares of Restricted Stock to be delivered: 3,900
                                  3.  Amount payable with respect to SERP: $153,671.00
                                  4.  Amount payable with respect to SPUP: $271,540.00
                                  5.  BERP Account Balance at 12/31/95: not applicable

Robert Craig McCoy                1.  Regarding Salary: $320,000.00
                                  2.  Number of shares of Restricted Stock to be delivered: 4,500
                                  3.  Amount payable with respect to SERP: $202,309.00
                                  4.  Amount payable with respect to SPUP: $229,765.00
                                  5.  BERP Account Balance at 12/31/95: $2,475.00

William R. Dudark                 1.  Regarding Salary: $290,000.00
                                  2.  Number of shares of Restricted Stock to be delivered: 3,900
                                  3.  Amount payable with respect to SERP: $94,683.00
                                  4.  Amount payable with respect to SPUP: $208,877.00
                                  5.  BERP Account Balance at 12/31/95: $13,335.00

Lewis W. Kreps                    1.  Regarding Salary: $300,000.00
                                  2.  Number of shares of Restricted Stock to be delivered: 3,900
                                  3.  Amount payable with respect to SERP: $88,270.00
                                  4.  Amount payable with respect to SPUP: $208,877.00
                                  5.  BERP Account Balance at 12/31/95: $4,976.30

Robert F. Chrone                  1.  Regarding Salary: $200,000.00
                                  2.  Number of shares of Restricted Stock to be delivered: not applicable
                                  3.  Amount payable with respect to SERP: not applicable
                                  4.  Amount payable with respect to SPUP: $78,329.00
                                  5.  BERP Account Balance at 12/31/95: not applicable

W. Allen Parks                    1.  Regarding Salary: $738,750.00
                                  2.  Number of shares of Restricted Stock to be delivered: 4,800
                                  3.  Amount payable with respect to SERP: $197,623.00
                                  4.  Amount payable with respect to SPUP: $271,540.00
                                  5.  BERP Account Balance at 12/31/95: $61,090.63

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